Exhibit 32.1
Certification of the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Accenture plc (the “Company”) on Form 10-K for the fiscal year ended August 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Julie Sweet, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2025	/s/ Julie Sweet
Julie Sweet
Chief Executive Officer of Accenture plc (principal executive officer)